Exhibit 99.1

Governance Update December 2019

Focus driving strong operational execution since 2017

Confidence in our long-term strategy

2017: Global Leader in Radiation Therapy

2% 3Y Oncology Orders CAGR

$2.6B FY17 Revenue

7,800+ Linac Installed Base

4,500+ Software Installs

2.8M Patients Touched

75 NPS Score**

Oncology Systems

Proton Therapy

2019: Global Leader in Radiation Therapy, AND Building a Multi-Modality Cancer Company

8% 3Y Oncology Orders CAGR

$3.2B 23%* FY19 Revenue

8,500+ 9%* Linac Installed Base

5,500+ 22%* Software Installs

4M+ 40%+* Patients Touched

78 NPS Score**

Oncology Systems
Oncology Software Solutions
CTSI

Others
Interventional Solutions
Cardiac Radioablation

Proton Solutions

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Note: Data as of FY2017, excluding Varex.
* Comparison of FY19 to FY17
** According to IMV ServiceTrak in U.S. Radiation Oncology Systems Report

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Long-term growth and value creation strategy

'17 | Horizon 1
Global Radiotherapy Leader | **2.8M Patients**


Radiosurgery systems
Proton therapy
Radiotherapy
Radiation oncology information systems
Brachytherapy
Radiation oncology tracking software

~5 years | Horizon 2
Multimodal Cancer Company | **6M Patients**


Medical Oncology & Immuno therapy
Radiation Oncology
Surgical Oncology
Software
Proton
Interventional Oncology
Equip Services
Provider-Based Services
Tech-Enabled Services
Diagnosis

Future | Horizon 3
Cancer Operating Platform | **20M Patients**


Aggregate Data
Key Stake-holders, incl. HCPs, Payors, & Patients
Build AI & Machine Learning Capabilities
Optimize the Treatment Pathway for Patients
MO & Immuno therapy
RO
SO
Software
Proton
Int Onc
Equip Services
PBS
TES
Dx

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Comprehensive cancer care portfolio



noona
Cancer Treatment Services International
endocare
Alicon 艾力康
ARIA®
Oncology Information System
OIS
360 Oncology™
Care Management Platform
Care Coordination
Connectivity
Epic, Cerner, ARIA Connect
Partnering
InSightive™
Analytics
Analytics
Velocity™
Oncology Image Informatics
Image Management
Cancer Treatment
Radiation Therapy
Halcyon™ TrueBeam® VitalBeam™
Trilogy® Clinac® UNIQUE™
Radiotherapy Systems
Proton Therapy
ProBeam®
ProBeam® 360°
Proton Therapy Systems
Radio-Surgery
Edge™
Radiosurgery System
Calypso® system
Real-Time Tracking Technology
Brachy Therapy
Bravos™
Product Suite for Planning and Delivery
Treatment Planning
Eclipse™
Treatment Planning System
Hardware & Software Services
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Strong execution in FY19 Annual Revenues +10% $3,225 Million 1 Oncology systems gross orders. 2 GAAP to Non - GAAP reconciliation is disclosed in Varian’s fiscal year 2019 fourth quarter earnings press release and furnished to the Securities Exchange Commission (“SEC”) in a Form 8 - K on October 23, 2019 . Certain financial figures were updated on November 22, 2019 to reflect adjustments made in connection with the Company’s pr ess release updating GAAP results on November 22, 2019 Operating Earnings 2 Non - GAAP +6% $542 Million GAAP - 12% $386 Million Earnings Per Share 2 Non - GAAP +5% $4.63 GAAP +96% $3.18 5 R&D Investments + 6% $248 Million Orders 1 +9% $3,398 Million FOR INVESTOR USE ONLY

Executing on long-term growth strategy

Key accomplishments – FY 2019

Innovate
in Radiation Therapy

KEY METRICS

- **Global market leader**
  >50% share in RT market growing +10%[1]
- **Second consecutive fiscal year of 9% Oncology orders growth**
  Record year on orders and revenues for TrueBeam®
  398 Halcyon™ orders since May 2017 launch
- **Net installed base +5%**
  Total installed base of 8,496 units

KEY ACCOMPLISHMENTS

- **IMV ServiceTrak™ Ranked Varian NPS Highest in U.S. Radiation Oncology Systems Report**

Leverage
Artificial Intelligence, Machine Learning, and Cloud Solutions

KEY METRICS

- **>5,500 software customers**
  Unique software customers grew +8% in Q4
- **>2,500 RapidPlan orders to date**
  installed >1,800 licenses at 660 customer locations
- **17 Ethos orders since ASTRO launch**
  11 new systems and 6 conversions in Europe and Australia

KEY ACCOMPLISHMENTS

- **Noona patient-reported outcomes and symptoms management platform**
  implemented across the Tennessee Oncology network and the state of Michigan

Grow
Emerging Businesses and Technologies

KEY ACCOMPLISHMENTS

- **Announced and closed multiple acquisitions in fiscal year 2019**
  - Cancer Treatment Services International
  - Interventional oncology (Endocare, Alicon, and Boston Scientific beads portfolio)
  - Cardiac radioablation (CyberHeart)

Improve Financial, Operational, and Capital Efficiency

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Note: Unless noted otherwise, all 'Orders' reflect Gross Orders, all growth rates are in dollars and year on year, and basis points (bps) are rounded to the nearest tens.
(1) Based on company estimates, industry reports and data as of reporting period ending in June 2019.

New growth platforms 7 Interventional Solutions Platform Boston Scientific Beads Portfolio Cancer Treatment Services International Performing better than expected Brings Varian closer to the patient and provider to gain clinical data and insights Facilitates identification of unmet clinical needs to drive development of new tech - enabled services Expected to be accretive to earnings per share in VAR FY21 on a Non - GAAP basis Performing better than expected Combined organization to develop innovations in interventional oncology to build an end - to - end suite of hardware and software interventional oncology solutions Expands Varian’s total addressable market $1.0B (2022 market size) (1) Financially attractive deals expected to be revenue growth, margin, and EPS accretive FOR INVESTOR USE ONLY (1) Based on primary and secondary research conducted by Varian

Commitment to corporate governance best practices 8 Majority voting for election of directors Declassified board Separate CEO and independent Chair roles 6 new independent directors in last 5 years 4 women on board, 40% gender diversity Proxy access bylaw FOR INVESTOR USE ONLY

Varian's Board possesses deep and diverse expertise

Powerful combined skillset, strongly aligned with the Company's strategic objectives	Anat Ashkenazi	Jeffrey Balser	Judy Bruner	Jean-Luc Butel	Regina Dugan	R. Andrew Eckert (Chair)	Dr. Philip Febbo	Timothy Guertin	David Illingworth	Dr. Michelle Le Beau	Dow Wilson (CEO)
INDUSTRY KNOWLEDGE Contributes to a deeper understanding of healthcare trends and technologies and our business strategy, operations, key performance indicators and competitive environment	●	●		●		●	●	●	●	●	●
GLOBAL BUSINESS EXPERIENCE Critical to cultivating and sustaining business and governmental relationships internationally and providing oversight of our multinational operations	●		●	●	●	●	●	●	●		●
PUBLIC COMPANY EXECUTIVE EXPERIENCE Contributes to the Board's understanding of our business strategy; demonstrated leadership ability	●		●	●	●	●	●	●	●		●
RISK MANAGEMENT Contributes to the identification, assessment and prioritization of risks facing the company	●	●	●	●	●	●	●	●	●	●	●
TECHNOLOGY/CYBER SECURITY A significant background working in technology, resulting in knowledge of how to anticipate technological trends, generate disruptive innovation, and extend or create new business models; contributes to the Board's understanding of cyber security risks.		●	●		●	●	●	●			
MERGERS & ACQUISITIONS A history of leading growth through acquisitions and other business combinations, with the ability to assess "build or buy" decisions, analyze the fit of a target with the company's strategy and culture, accurately value transactions, and evaluate operational integration plans.			●	●		●		●	●		●

BALANCED TENURE

Average director tenure ~5 years



6
3
2
≤5 Years
6 to 10 Years
>10 Years

DIVERSE BOARD



40% Female

STRONG INDEPENDENCE



90% Independent

including our Independent Chairman

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13% 11% 46% 30% 2019 CEO compensation program overview 10 1 Other NEOs receive long - term equity granted in PSUs (60%), RSUs (20%) and Stock Options (20%) 2 Economic profit is referred to internally as Varian Value Added (VVA); see slide 11 for details regarding how we calculate VV A Base Salary Attract and retain talented and skilled senior executives and recognize sustained performance, capabilities, job scope, and experience Annual Cash Incentive Motivate and rewards achievement of annual strategic and financial results that drive stockholder value and provide the foundation for future growth and profitability ► Performance Period: One Year ► Metrics: Economic Profit 2 (80%), Strategic Goals (20%) LTI: Performance Stock Options 1 Reward achievement of long - term financial goals and TSR relative to peers and provide leveraged gains aligned with stockholders ► Performance Period: Three Years ► Metrics: Revenue Growth, EBIT Margin, TSR Modifier LTI: Performance Share Units 1 Reward achievement of long - term financial goals and TSR relative to peers and align with shareholder interests through use of equity ► Performance Period: Three Years ► Metrics: Revenue Growth, EBIT Margin, TSR Modifier 89% Performance - Based Compensation 76% Long - Term Incentive Compensation 100% Long - Term Incentive Performance - Based 1 Reflects ISS support of annual bonus and LTI design that is predominantly based on pre - set performance conditions » Note CEO total target pay is flat from 2018 FOR INVESTOR USE ONLY

2019 compensation program We continued to leverage program changes made in 2018 that were designed to better align incentives with our growth strategy and best practices 11 Component 2019 Program Rationale Annual Cash Incentive Management Incentive Plan ► Economic Profit (80%, measured by VVA) ► Pre - Determined Strategic Goals (20%) x Economic profit metric supports appropriate investment in: 1) R&D to develop products, and 2) CapEx that support long - term growth x Promotes operational efficiencies to drive growth and efficient capital allocation Performance Share Units ► 3 - yr Revenue CAGR & EBIT Margin matrix 1 ► In response to ISS and investor feedback, requires revenue growth to receive a payout starting in 2019 ► 3 - yr TSR Modifier (floor/cap) for top or bottom quartile performance relative to Business Model Peers 2 ► In response to ISS and investor feedback, removed floor/cap for 2020; 2020 modifier will adjust payout by +/ - 25% for top or bottom quartile TSR performance subject to overall payout cap of 200% of target x Performance metrics reflect two primary P&L levers of value creation x Establishing three - year goals at the beginning of the performance period further aligns with long - term performance Performance Stock Options ► Same performance conditions as PSUs ► Granted to the CEO only x Tying 100% of CEO long - term incentive equity awards to achievement of long - term results further strengthens pay and performance alignment Stock Options ► Not granted to the CEO ► Granted to other NEOs RSUs ► Not granted to the CEO ► Granted to other NEOs Items in BOLD BLUE reflect new compensation program features 1 Performance measured against a payout matrix based on revenue growth and EBIT margin, with goals calibrated to the median res ul ts achieved by our Business Model Peers 2 Business Model Peers comprise a set of 48 healthcare industry companies as of fiscal year end 2019 originally selected based on 10 financial performance and scope metrics, including revenue, growth, margins, returns, reinvestment rates, asset intensity, economic profit volatility, and TSR FOR INVESTOR USE ONLY

Sustainability at Varian 12 Extending access to quality healthcare, delivering safe and effective products, and having a beneficial impact on the communities where we operate • Our efforts focus on: − Operational Excellence: growing our business while reducing our environmental impact, maintaining health and safety of our workforce, and managing our human capital − Extending Advanced Care: expanding access globally to advanced treatments and modern innovations to save more lives • Our governance of sustainability and corporate citizenship efforts begins with our Board • We are committed to informative disclosure on our goals and achievements, including reporting our climate data to CDP since 2011 CORPORATE CITIZENSHIP COMMITTEE ( CCC) Established and overseen by General Counsel* and SVP, People & Places Overall responsibility for setting purpose, values, and strategy on risk management and economic, environmental, and social performance Drives Varian’s sustainability program, including climate change management, givin g & volunteerism and diversity & inclusion Includes senior leaders from environmental affairs, finance, HR, facilities, IT, IR, corporate communications, legal, and business unit heads BOARD OF DIRECTORS Oversees the evaluation of Board and Management and ensures that the company follows best environmental, social and governance standards ETHICS AND COMPLIANCE COMMITTEE The environmental team reports annually to the Board on climate change and other environmental issues The CCC links to the Board through the Ethics and Compliance Committee, ensuring consistency and accountability for the sustainability program * General Counsel John W. Kuo acts as Secretary to the Board and also sits on the CCC; See our 2018 Sustainability Report for further information FOR INVESTOR USE ONLY

Sustainability at Varian

Operational and innovation highlights

Greenhouse Gas Emissions

2020 GOAL
Reduce carbon footprint/greenhouse gases a minimum of 25% per dollar sales from 2010 baseline by 2020.

PROGRESS
Achieved a **23% reduction** (tCO2e per dollar sales) from 2010 baseline.*

Electricity and Natural Gas

2020 GOAL
Reduce electricity and natural gas use a minimum of 20% per dollar sales from 2010 baseline by 2020.

PROGRESS
Achieved a **22% reduction** (kWh per dollar sales) in electricity use and **53% reduction** (MMbtu per dollar sales) in natural gas use from 2010 baseline.*

Water Use

2020 GOAL
Reduce water use a minimum of 20% per dollar sales from 2010 baseline by 2020.

PROGRESS
Reported a **14% increase** in water use (gallons per dollar sales) from 2010 baseline.*

Solid Waste

2020 GOAL
Reduce solid waste disposal to landfill and achieve a minimum 80% overall diversion rate by 2020.

PROGRESS
Diverted **26%** of solid waste from landfill disposal.*

Hazardous Waste

2020 GOAL
Reduce hazardous waste generation by 25% per dollar sales from 2010 baseline by 2020.

PROGRESS
Achieved **23% decrease** (tons per dollar sales) in hazardous waste generated from 2010 baseline.*

Landfill

2020 GOAL
Achieve zero landfill of hazardous waste. 100% recycling, reclamation, and reuse.

PROGRESS
6% of hazardous waste was sent off site for recycling / reclamation / treatment or secondary reuse / recovery. **32%** - mainly construction waste that cannot be recycled or reused – was sent to landfill.*

** 2018 progress; see our 2019 Sustainability Report for further information.*

Varian named one of America's Most Just Companies in 2019 by Forbes and JUST Capital

JUST 100
AMERICA'S MOST JUST COMPANIES

Ranked #2 in Healthcare Equipment and Services Industry and #32 Overall of 1,000 largest publicly-traded companies in the U.S. for outperforming peers in categories like fair pay, customer treatment and privacy, environmental impact, job creation, community support, ethical leadership and long-term financial growth

- Varian earned an ISS Quality Score of 1 (lowest risk) for environment in 2018
- Varian named one of the Top 100 Most Sustainable US Companies by Barron's in 2018 and 2019

Advancing sustainable, quality access to care

Varian's new Halcyon treatment system helps us extend access to care while emphasizing sustainability through innovative design

1. Improves access to quality care for millions of patients globally
2. Half the weight of a traditional machine
3. Uses half the energy of a traditional machine
4. Requires two thirds less concrete and is self-shielding
5. Uses less SF_6 – a greenhouse gas – than a traditional machine
6. Safe replacement for cobalt currently used in many cancer clinics in low- and middle-income countries

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Our promise 14 People powering victories Imagine a world without fear of cancer. We do, every day. We innovate new technologies for treating cancer and for connecting clinical teams to advance patient outcomes. Through ingenuity we inspire new victories and empower people in the fight against cancer. We are Varian.